bigonline                    BigOnline, Inc.
THE WEB SITE COMPANY         2000 Powell  Street,  Suite
                             100, Emeryville, CA 94608 phone 510.594.7500
                             fax  510.594.0200   orderline   800.374.7313
                             email products@bigonline.com  web www.bigonline.com

                INDEPENDENT CONSULTANT APPLICATION AND AGREEMENT

SOCIAL SECURITY #OR FED ID#             This number will serve as you BigOnline
                                        identification number on all documents.
XXXXXXXXX                               If you are joining as an individual,
                                        fill in your Social Security Number.
                                        If you are joining as a Business,
                                        fill in your Federal Tax ID#

APPLICANT/LAST NAME                         FIRST NAME                     MI
OLSON                                       DAVID                          C
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APPLICANT 2 OR SPOUSE/LAST NAME             FIRST NAME                     MI
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BUSINESS NAME (IF ANY)
MILLENNIUM MARKETING INC.
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MAILING ADDRESS (THIS WILL BE YOUR SHIPPING ADDRESS FOR ALL  CORRESPONDENCE  AND
KITS. PO BOXES CANNOT BE USED.)
6025 S QUEBEC STREET, SUITE 150
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CITY                                         STATE                      ZIP CODE
ENGLEWOOD                                    CO                         80111
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E-MAIL ADDRESS
SUMMITFR@HOTMAIL.COM
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HOME PHONE NUMBER      BUSINESS PHONE NUMBER (IF ANY)        FAX NUMBER
3036805444             7204898873                            7204898874
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ENROLLER'S LAST NAME           ENROLLER'S FIRST NAME        ENROLLER'S ID NUMBER
(ORIGINAL SPONSOR)                                          10000001
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SPONSOR'S LAST NAME            SPONSOR'S FIRST NAME         SPONSOR'S ID NUMBER
(IF DIFFERENT THAN ENROLLER)                                10000001
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PAYMENT TOTAL (FILL IN A LINE FOR ALL ITEMS THAT APPLY TO YOU)

Managing Consultant Kit*                                         $495.00  ______
   Shipping & Handling (2nd Day)                                   20.00   20.00
   Optional FedEx Overnight Service                                25.00  ______
   Local Sales Tax (CA Residents Only)                                    ______

Internet Business Success Pack*  UPGRADE                                 1000.00
                                                                         -------
   Shipping & Handling (2nd Day)                                   55.00   55.00
   Local Sales Tax (CA Residents Only)                                   _______


Independent Consultant Kit                                        $49.00 _______
   Shipping & Handling                                              5.00    5.00
   Optional FedEx Overnight Service                                20.00 _______

                                           Payment Total                 1000--
                                                                         -------

*these packs are not available in all states, please refer to item four on the back of this application.

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BUSINESS MANAGEMENT SYSTEM (BMS)
Our Business Management System will help you qualify for your monthly commission check and keep you plugged into company communications!

____ (Please initial here) I agree to be billed $65.00 monthly for this automatic service, which includes an Internet Business Center and NOWB Online package. BMS includes 60 CV a month. To get these services, I understand that I must provide monthly payment in the form of Credit Card number or Electronic Funds Transfer (Check by Fax form available on Fax-on-Demand - document #160).

Please check applicable option:

____      Electronic Funds Transfer (include Check-by-Fax form).

  X       Credit Card: XXXX-XXXXX-XXXXX                          Exp.  00/00
-----                  ----------------                                ------

         Authorized Signature  /s/ David C. Olson
                               -------------------------------------------------

Creation of Internet Business Center requires web site order materials with IBC Web Site Voucher (included in kit).

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PLEASE CHECK PAYMENT METHOD
 X  Check                  ___American Express       ___VISA
___ Cashier's Check        ___Discover               ___MasterCard
___ Monthly Order ___ Electronic Funds Transfer (Registered Trademark symbol)

Make payable to BigOnline. If you are paying by Electronic Funds Transfer please submit a Check-by-Fax form (FOD #160)

CURRENT CARD NUMBER EXP. DATE

X ______________________________________________________________________________
   Cardholder's Signature                      Print Name

================================================================================

I hereby apply to become an Independent Consultant for BigOnline, Inc. (BigOnline). I have read carefully and agree to be bound by all provisions of the Terms and Conditions which are printed on this application and all published Policies and Procedures of BigOnline. My sponsor has explained to me that purchase of any of the Managing Consultant Packages is optional, is not required and is non-refundable after thirty (30) days from the date of this Agreement and that becoming a BigOnline customer is not required to participate as a BigOnline Independent Consultant.

X  /s/ David C. Olson   June 1, 99      X
-------------------------------------   ----------------------------------------
Applicant's Signature   Date            Spouse's or Partner's Signature     Date
                                        (If business is co-owned)

================================================================================

TERMS AND CONDITIONS

1. I am of legal age in the state of my residency. I agree that I am an independent contractor, responsible for determining my own business activities and not an agent, employee or legal representative of the company. I will not represent in any manner that I am an agent, employee, or legal representative of BigOnline (The Company). I am responsible for the payment of all federal and state self-employment taxes and any other taxes required under all federal, state or regulatory taxing agency. I am responsible to pay all sales taxes where applicable.

2. The BigOnline Independent Consultant position has no initial fee, cost, or investment, other than a fully-refundable $49.00 deposit. This refundable deposit is not applicable to residents of Alabama, Georgia, Kentucky, Louisiana, Minnesota, Nebraska, North Dakota, Pennsylvania, South Dakota, West Virginia, or where prohibited by law. Upon termination of my distributorship and for a period of ninety (90) days thereafter, and upon my written request, BigOnline will unconditionally refund the $49.00 application deposit within thirty (30) days of the date requested. I understand whether or not I elect to purchase the optional Managing
     Consultant Training Kit, BigOnline will provide to me a starter kit with necessary literature and sales aids to start my BigOnline business. I understand that Independent Consultants, whether or not they have purchased the optional Managing Consultant Training Kit are eligible to receive the same retail commissions and bonuses.

3. This position does not constitute the sale of a franchise or of a distributorship and no fee or purchase for participation as an Independent Consultant has been required of me.

4. I understand that all Independent Consultants may purchase the optional Managing Consultant Kit, available for $495.00, consisting of training material and various other materials and services. (This optional Managing Consultant Kit costs $295.00 for residents of Utah, Louisiana, and Washington, and costs $249.00 for residents of South Carolina, Oklahoma, and South Dakota but do not include the IBC site and first month free hosting).

5. I agree that as an Independent Consultant, I shall place primary emphasis upon the obtaining of Retail customers. Independent Consultants resident in the States of Maine, Michigan, Indiana and West Virginia, Georgia, and North Dakota are limited to $495.00 in Independent Consultant purchases from the Company during the first six months of Independent Consultant status. Permissible Independent Consultant purchases shall be automatically modified to comply with the exemption requirements set forth in any states' laws regulating business opportunities.

6.   I understand  there are only two  commissionable  events for an Independent
     Consultant: Acquiring BigOnline customers directly, and acquiring BigOnline customers through the efforts of other Independent Consultants which have been sponsored by the Independent Consultant, or are linked by the Independent Consultant's sponsorship commissionable sales group.

7. In presenting the BigOnline Program and Independent Consultant position to prospects, I agree that such presentations shall be strictly according to the following format and that I will be terminated as an Independent Consultant if I fail to do so: (a) In each presentation of the Independent Consultant position, the prospect shall be directly informed that no payment or purchase is required or is a means to become an Independent Consultant. (b) The prospect shall receive a complete customer product presentation prior to any discussion whatsoever concerning the Independent Consultant position.

8. In order to maintain a viable Marketing Program and to comply with changes in federal, state, or local laws in economic conditions, BigOnline may change Policies and Procedures for Independent Consultants from time to time, as well as to modify its Independent Consultant Compensation Program. Such Policies and Procedures and Compensation Plan modifications, and all changes thereto, shall become a binding part of this Agreement upon publication in the official BigOnline Independent Consultant Newsletter.

9. I understand that no attorney general or other regulatory authority ever reviews, endorses or approves any product, compensation program, or company. I will make no such claim to others.

10. I agree to operate in a lawful, ethical, and moral manner and to do nothing that will adversely reflect upon the Company, its customers, or Independent Consultants. I understand that any act deemed by the Company to be detrimental to the Company in any manner is grounds for the termination of my Independent Consultant status and all corresponding compensation.

11. I understand that failure to abide by the Independent Consultant Agreement and Policies and Procedures may result in a cancellation of my Independent Consultant status.

12. I understand that my Independent Consultant position can be inherited or bequeathed but cannot be transferred or assigned during my lifetime without written consent of the Company which consent will not be unreasonably withheld. Six months of continuous inactivity (no active personal sales) as an Independent Consultant may result in automatic termination of Independent Consultant status.

13. This Agreement shall be deemed in effect upon its receipt and acceptance by BigOnline at its Corporate Office location at 2000 Powell Street Suite 100, Emeryville, CA 94608.

14. I understand that as an Independent Consultant, I may only utilize literature and sales aids provided by BigOnline. Utilizing non-BigOnline literature and/or sales aids is a violation of BigOnline's Policies and Procedures, and may result in termination of an Independent Consultant relationship with BigOnline.

15. I will not promote my Independent Consultant business nor use the Company name, or the trade names, logos, sales materials, trademarks, or service marks of BigBook or BigOnline, except in materials provided by the Company. I understand that unauthorized use or duplication of trademarks or copyrighted materials is a violation of federal law.

16. I am responsible for supervising and supporting Independent Consultants I sponsor into the program and in my commissionable downline. I agree to maintain monthly communication and support to those Independent Consultants in my commissionable downline by way of any of the following, or combination thereof: Personal contact, telephone communication, written communication, and attendance at Independent Consultant meetings.

17. This agreement, including the BigOnline Policies and Procedures incorporated herein by reference, constitute the entire agreement between the parties hereto, and no other additional promises, representations, guarantees, or agreements of any kind shall be valid unless in writing.

18.  BigOnline   provides  the   following   fulfillment   to  its   Independent
     Consultants: A new Independent Consultant's packet of sales literature whether or not the optional Managing Consultant Kit is purchased; shipment of ordered sales aids within ten (10) days of receipt of order and clearance of funds, subject to availability of items ordered; calculation and payment of Independent Consultant commissions. Payment terms on Independent Consultant purchases: check, money order or credit card with order. No credit purchases or COD's available. Commissions are payable to Independent Consultants according to the Compensation Plan which is incorporated herein by reference.

19. I will not make false or misleading statements about BigOnline, the Independent Consultant position, or BigOnline products. Display of commission checks and making of income projections to prospective Independent Consultants is prohibited.

20. Independent Consultants in the same household or business shall have the same sponsor. Change of original sponsor is not permitted. Independent Consultant and Contributor lists and names are owned by the Company and may never be used for any commercial purpose without prior written consent of Company and may never be used for any commercial purpose without prior written consent of Company. During the term of this Agreement and for ninety (90) days thereafter, Independent Consultant shall not, directly or indirectly solicit Independent Consultants or Contributors of BigOnline to other network marketing organizations, except as to personally sponsored Independent Consultants/customers.

21. This Agreement is governed by the laws of the State of California. The parties agree that any claim, dispute or other difference between them shall be exclusively resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association with arbitration to occur at San Francisco, California. Louisiana Independent Consultants arbitrate at New Orleans, Louisiana.

22. Independent Consultants may return literature and sales aids in resalable condition at any time within thirty days of purchase and receive an 85% refund if the items are in resalable condition. Returns will not be accepted without a Returned Materials Authorization Number. Shipping costs for returned items shall be borne by the Independent Consultant. Payment will be made within thirty (30) days of actual receipt of returned items. Deposits refundable upon written request made within sixty (60) days of termination of Agreement. The company will honor sales aids refund policies provided by any state or federal law applicable to Independent Consultant (New Mexico, one year; Georgia, no time limitation).